UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Annual Meeting of Shareholders

The Board of Directors of Avalara, Inc. (the “Company”) has determined that the Company’s first annual meeting of shareholders will be held on June 19, 2019 at 10:00 a.m. Pacific Time (the “2019 Annual Meeting”), at a location to be specified in the Company’s proxy statement. The Company did not hold an annual meeting in 2018 and, as a result, is making this announcement of the 2019 Annual Meeting date to establish deadlines for submission of shareholder proposals and nominations.

Proxy Statement Proposals

Shareholders wishing to submit proposals for inclusion in the Company’s proxy statement for the 2019 Annual Meeting must ensure, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), that such proposals are received by the Secretary of the Company at the principal executive offices of the Company located at 255 South King Street, Suite 1800, Seattle, Washington 98104, on or before February 20, 2019. Any such proposals must also meet the requirements set forth in Rule 14a-8 in order to be eligible for inclusion in the proxy statement.

Other Proposals and Nominations

The Company’s bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but that are not included in the Company’s proxy statement for that meeting. Under the bylaws, in order to nominate directors or proposed other business at the 2019 Annual Meeting, a shareholder entitled to vote must comply with the procedures and timing set forth in the bylaws, including delivering a notice to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on April 10, 2019, and no earlier than February 19, 2019. The notice must contain the information required by the bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under Rule 14a-8. A copy of the bylaws was attached as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the Securities and Exchange Commission on August 10, 2018, and can also be obtained by contacting the Secretary of the Company at the address above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avalara, Inc.

Date: January 31, 2019	By:	/s/ Alesia L. Pinney
Alesia L. Pinney
Executive Vice President, General Counsel, and Secretary